UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01    Other Events.

On December 17, 2021, the parties to four previously-disclosed shareholder derivative actions in which PGE is named as a nominal defendant only (collectively, the "Derivative Actions") entered into a Memorandum of Understanding to settle the Derivative Actions subject to court approval and other terms (the "MOU"). The Derivative Actions include: (i) Shimberg v. Pope, No. 21- cv-02957, filed in Multnomah County Circuit Court, Oregon, on January 26, 2021; (ii) JS Halberstam Irrevocable Grantor Trust v. Davis, No. 3:21-cv-00413-SI, filed in the U.S. District Court for the District of Oregon (the "Court") on March 17, 2021; (iii) Ashabraner v. Pope, 21-cv-13698, filed in Multnomah County Circuit Court, Oregon, on April 7, 2021; and (iv) Berning v. Pope, No. 3:21-cv-00783-SI, filed in the U.S. District Court for the District of Oregon on May 21, 2021. Under the MOU, the parties must use their best efforts to agree upon and submit to the Court for preliminary approval, within 30 days, a stipulation of settlement and other documentation as may be required to obtain final approval of the settlement. The settlement set forth in the MOU, which is non-monetary, is not legally binding upon any party unless and until a stipulation of settlement is executed and the settlement has received final approval from the Court. Attorneys' fees have yet to be negotiated or determined.

Separately, and as previously disclosed, on July 11, 2021, PGE and other individual defendants entered into a Stipulation of Settlement to fully resolve a consolidated securities class action in the U.S. District Court for the District of Oregon captioned In re Portland General Electric Company Securities Litigation, No. 3:20-cv-1583-SI, (the "Securities Action"). The settlement, which is subject to court approval, provides for a settlement payment of $6.75 million in exchange for the complete dismissal with prejudice and a release of all claims against the defendants in connection with the Securities Action, without any admission of fault or wrongdoing by the defendants. The Securities Action settlement payment was paid by the Company’s insurance provider under its insurance policy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	December 20, 2021	By:	/s/ James A. Ajello
James A. Ajello
Senior Vice President of Finance, Chief Financial Officer, and Treasurer
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